J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Plus Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated January 14, 2010 to the Prospectuses
dated August 24, 2009, as supplemented

Effective immediately, the seventh paragraph under the heading “What are the Fund’s main investment strategies?” of the JPMorgan International Opportunities Plus Fund’s Prospectuses is deleted and replaced with the following:

The Fund intends to invest in a variety of equity securities and, ordinarily, no single long equity exposure is expected to make up more than 5% of the Fund’s gross exposure and no single short equity exposure is expected to make up more than 2% of the Fund’s gross exposure, except that companies with large weights in the MSCI EAFE Index may result in long positions of greater than 5% in those securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IOP-110